Exhibit 99.1

THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

In re: UAL CORPORATION, et al., Debtors.	) ) ) ) ) )	Chapter 11 Case No. 02-B-48191 (Jointly Administered) Honorable Eugene R. Wedoff

NOTICE OF FILING

TO: SEE ATTACHED SERVICE LIST

                    PLEASE TAKE NOTICE that on the 11th day of May, 2005, the Debtors caused to be filed with the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division at 219 S. Dearborn St., Chicago, Illinois 60604, Corrected Monthly Operating Report ("MOR") Pages. A corrected page 49 for the Debtors' MOR for Period December 1, 2004 Through December 31, 2004 [Docket No. 9907] is attached hereto as Exhibit A, a corrected page 49 for the Debtors' MOR for the Period January 1, 2005 Through January 31, 2005 [Docket No. 10254] is attached hereto as Exhibit B, and a corrected page 49 for the MOR for the Period February 1, 2005 Through February 28, 2005 [Docket No. 10655] is attached hereto as Exhibit C.

PLEASE TAKE FURTHER NOTICE that you may obtain further information concerning these Chapter 11 cases:

    At the website of the United States Bankruptcy Court, Northern District of Illinois at www.ilnb.uscourts.gov (home page); or
    At the Debtors' private web site at www.pd-ual.com.
Dated: Chicago, Illinois May 11, 2005
Respectfully submitted,

James H.M. Sprayregen, P.C. (ARDC No. 6190206)
Marc Kieselstein, P.C. (ARDC No. 6199255)
David R. Seligman. (ARDC No. 6238064)
Marc Carmel (ARDC No. 6272032)
KIRKLAND & ELLIS LLP
200 East Randolph Drive
Chicago, Illinois 60601
(312) 861-2000 (telephone)
(312) 861-2200 (facsimile)
Counsel for the Debtors and Debtors In Possession

EXHIBIT A

REVISED "SCHEDULE F" FOR UAL DECEMBER 2004 MOR

SCHEDULE F - Accounts Receivable and Accounts Payable Schedule

STATEMENT OF AGED RECEIVABLES
	Tie -out	Consol.	Filed	Non-Filed
		A/R	Entities	Entities
Beginning of month balance[1]	$1,051,829,312	$974,914,681	$963,659,496	$11,255,185

Add: sales on account	$1,166,680,979

Less: collections	($1,253,325,636)

Less: Write-offs and Clearing	($1,525,159)

End of month balance	$963,659,496

	0 - 30 Days[2]	31 - 60 Days[2]	61 - 90 Days[2]	Over 90 Days[2]	End of Month Total

	$848,582,624	$48,228,122	$16,771,118	$50,077,632	$963,659,496

1 Includes accruals for unprocessed sales for which the Debtor has not sent an invoice during the reporting period.
2 Accounts receivable aging based upon the previous month's aging percentage.

STATEMENT OF ACCOUNTS PAYABLE

Consolidated Filing Entities	Tie -out	Consol.	Filed	Non-Filed
		A/P	Entities	Entities
Beginning of month balance [1]	$395,598,000	$420,619,000	$416,558,000	$4,061,000

Add: credit extended	$1,363,620,052

Less: payments on account	($1,342,660,052)

End of month balance	$416,558,000

	0 - 30 Days	31 - 60 Days [2]	61 - 90 Days [2]	Over 90 Days [2]	End of Month Total

	$414,450,638	$1,226,380	$880,982	$0	$416,558,000

1 Includes accruals for goods and services received for which the Debtor has not yet received an invoice during the reporting period.
2 All trade payables over 30 days old are available upon request.

EXHIBIT B

REVISED "SCHEDULE F" FOR UAL JANUARY 2005 MOR

SCHEDULE F - Accounts Receivable and Accounts Payable Schedule

STATEMENT OF AGED RECEIVABLES
		Tie -out	Consol.	Filed	Non-Filed
			A/R	Entities	Entities
Beginning of month balance[1]	$963,659,496		$1,112,167,000	$1,100,879,650	$11,287,350

Add: sales on account	$1,597,027,826

Less: collections	($1,459,085,925)

Less: Write-offs and Clearing	($721,747)

End of month balance	$1,100,879,650

		0 - 30 Days[2]	31 - 60 Days[2]	61 - 90 Days[2]	Over 90 Days[2]	End of Month Total

		$958,428,001	$64,736,931	$23,607,083	$54,107,635	$1,100,879,650

1 Includes accruals for unprocessed sales for which the Debtor has not sent an invoice during the reporting period.
2 Accounts receivable aging based upon the previous month's aging percentage.

STATEMENT OF ACCOUNTS PAYABLE

Consolidated Filing Entities		Tie -out	Consol.	Filed	Non-Filed
			A/P	Entities	Entities
Beginning of month balance [1]	$416,558,000		$392,424,000	$388,359,000	$4,065,000

Add: credit extended	$1,267,907,361

Less: payments on account	($1,296,106,361)

End of month balance	$388,359,000

		0 - 30 Days	31 - 60 Days [2]	61 - 90 Days [2]	Over 90 Days [2]	End of Month Total

		$387,451,727	$218,916	$688,357	$0	$388,359,000

1 Includes accruals for goods and services received for which the Debtor has not yet received an invoice during the reporting period.
2 All trade payables over 30 days old are available upon request.

EXHIBIT C

REVISED "SCHEDULE F" FOR UAL FEBRUARY 2005 MOR

SCHEDULE F - Accounts Receivable and Accounts Payable Schedule

STATEMENT OF AGED RECEIVABLES
Tie -out	Consol.	Filed	Non-Filed
A/R	Entities	Entities
Beginning of month balance[1]	$1,100,879,650	$1,165,640,446	$1,154,360,804	$11,279,642

Add: sales on account	$1,482,388,162

Less: collections	($1,426,018,511)

Less: Write-offs and Clearing	($2,888,497)

End of month balance	$1,154,360,804

0 - 30 Days[2]	31 - 60 Days[2]	61 - 90 Days[2]	Over 90 Days[2]	End of Month Total

$1,013,143,857	$62,317,823	$21,627,232	$57,271,892	$1,154,360,804

1 Includes accruals for unprocessed sales for which the Debtor has not sent an invoice during the reporting period.
2 Accounts receivable aging based upon the previous month's aging percentage.

STATEMENT OF ACCOUNTS PAYABLE

Consolidated Filing Entities	Tie -out	Consol.	Filed	Non-Filed
A/P	Entities	Entities
Beginning of month balance [1]	$388,359,000	$375,755,000	$371,696,000	$4,059,000

Add: credit extended	$1,175,528,775

Less: payments on account	($1,192,191,775)

End of month balance	$371,696,000

0 - 30 Days	31 - 60 Days [2]	61 - 90 Days [2]	Over 90 Days [2]	End of Month Total

$370,363,340	$618,810	$713,850	$0	$371,696,000

1 Includes accruals for goods and services received for which the Debtor has not yet received an invoice during the reporting period.
2 All trade payables over 30 days old are available upon request.